____________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 10, 2008

HSBC USA Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-7436 (Commission File Number)	13-2764867 (IRS Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant's telephone number, including area code: (716) 841-2424
____________________________________________ (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 5, 2006, HSBC USA Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3 (Reg. No. 333-133007) with the Securities and Exchange Commission (the “Commission”).

The document filed with this Form 8-K under Item 9.01 is being filed as an exhibit to the registration statement referred to above and such document is being filed in addition to and does not replace the Distribution Agreement filed as an exhibit under Item 9.01 on July 18, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
No.	Description
1.1	Distribution Agreement dated June 10, 2008 between HSBC USA Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Nuveen Investments, LLC, as Agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

HSBC USA INC. By: /s/ Todd Fruhbeis Name: Todd Fruhbeis Title: Managing Director

Dated: June 17, 2008
EXHIBIT INDEX

No.	Description
1.1	Distribution Agreement dated June 10, 2008 between HSBC USA Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Nuveen Investments, LLC, as Agents.